FORM 8-K

                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549




                            CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of the
                   Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported) January 10, 1994











                       THE GILLETTE COMPANY
        (Exact name of registrant as specified in its charter)



       Delaware                    I-922                 04-1366970
(State or other jurisdiction   (Commission           (IRS Employer
of incorporation)              File                  Identification
                               Number)               No.)




3900 Prudential Tower Building, Boston, Massachusetts      02199
       (Address of principal executive offices)          (Zip Code)



                            (617) 421-7000
         (Registrant's telephone number, including area code)



                                 N/A
    Former name or former address, if changed since last report.)

Item 5    Other Events


          On January 10, 1994, the registrant announced the matter described in Exhibit 1 which is incorporated herein by this reference.


EXHIBIT

    1     The Gillette Company Press Release dated January 10, 1994











































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
                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                THE GILLETTE COMPANY


January 10, 1994                By: JOSEPH E. MULLANEY

                                    Joseph E. Mullaney
                                    Vice Chairman of the Board of
                                Directors






































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
                            EXHIBIT INDEX



Exhibit No.                                Description


Exhibit 1                  The Gillette Company Press Release dated
                           January 10, 1994











































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